UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  November 26, 2013

Organic Alliance, Inc.

(Exact Name of Registrant as Specified in its Charter)

_________________

Nevada	000-51119	26-1997130
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

PO Box 6465, Carmel, CA 93921
(Address of Principal Executive Offices) (Zip Code)

(386) 409-0200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address and former fiscal year, if changed since last report)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Former independent accountants.

(i)	On November 22, 2013, Organic Alliance, Inc. (“Registrant”) notified Marcum, LLP, (Marcum) Registrant’s independent registered public accounting firm, that it was being replaced by KBL, LLP.
(ii)	The report of Marcum on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

(iii)	The decision to discontinue the audit services of Marcum was approved by our Board of Directors.

(iv)	During the fiscal years ended December 31, 2012 and 2011 and through November 26, 2013, there has been no disagreement with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its report. There have been no reportable events as provided in Item 304 (a)(1)(v) of Regulation S-K up to and including the dismissal of Marcum except for the material weakness in its system of internal controls over financial reporting which Marcum advised the Company existed.

(v)	We have provided Marcum with a copy of this disclosure and have requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from Marcum, dated November 26, 2013, is filed as Exhibit 16 to this Form 8-K.

(b)           New independent accountants.

(i)	On November 3, 2013, we retained KBL, LLP (KBL) as our new independent registered public accounting firm to audit Registrant’s financial statements for the fiscal year ending December 31, 2013. The appointment was approved by our Board of Directors.

(vi)	We have not previously consulted with KBL on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on our financial statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16.1           Letter from Marcum, LLP, dated November 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2013	Organic Alliance, Inc.

By: /s/ Parker Booth
Parker Booth, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Marcum, LLP, dated November 26, 2013